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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - June 13, 2006

                              WORLD MARKETING, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                 333-129148                    11-3480036
          --------                 ----------                    ----------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)           file number)               Identification No.)

                   543 Bedford Ave., #176, Brooklyn, NY 11211
                   ------------------------------------------
          (Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4         MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Former Independent Auditors

On June 13, 2006, Creason & Associates, P.L.L.C. ("Creason") of Tulsa, Oklahoma resigned as independent auditor for the Company. Management of World Marketing, Inc. ("WMI") has not had any disagreements with Creason related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

For the two most recent fiscal years ended August 31, 2005 and 2004, and for the subsequent interim periods ended February 28, 2006, there has been no disagreement between the Company and Creason on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Creason would have caused him to make reference to the subject matter of the disagreement in connection with his reports, and Creason has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The accountant's report of Creason as of and for the years ended August 31, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

(b)      New Independent Auditor

On June 13, 2006, the Company engaged Paritz & Company, P.A. ("Paritz"), Certified Public Accountants, of Hackensack, New Jersey, as its principal independent accountant. The decision to engage Paritz was made by the majority approval of the Board of Directors of the Company.

During the year ended August 31, 2005, and through June 13, 2006, the Company did not consult with Paritz regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Creason prior to the date of the filing of this report. Creason has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Creason's letter, dated June 13, 2006, is filed as Exhibit 16 to this Form 8-K.

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SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired - not applicable

         (b)      Pro Forma Financial Information - not applicable

         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  16                Letter from Creason & Associates, P.L.L.C.
                                    dated June 13, 2006, to the Securities and Exchange Commission



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     WORLD MARKETING, INC.

         June 29, 2006                               /s/ Jacob Roth
                                                     ---------------------------
                                                     By:      Jacob Roth
                                                     Chief Executive Officer


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